Exhibit 99.1

Second Amendment to Loan and Security Agreement

This Second Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into by and between SUMMIT FINANCIAL RESOURCES, L.P., a Hawaii limited partnership (“Lender”), and ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation (“Borrower”).

Recitals

A.       Lender and Borrower have entered into a Loan and Security Agreement dated February 27, 2017, as amended by a First Amendment to Loan and Security Agreement dated April 16, 2018 (as amended, the “Loan and Security Agreement”).

B.       Lender and Borrower have agreed to further amend certain terms of the Loan and Security Agreement as set forth in this Amendment.

Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1.       Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Loan and Security Agreement shall have the same defined meanings in this Amendment.

2.       Modification and Amendment of Loan and Security Agreement. Effective as of the date of this Amendment, the Loan and Security Agreement is amended and modified as follows:

a.       The current Loan Commitment Period, which would have otherwise ended on February 27, 2020, is hereby extended to, and shall end on, February 27, 2021. The Loan Commitment Period shall thereafter continue to automatically renew for additional Loan Commitment Periods and each successive Loan Commitment Period shall be for a period of one (1) year each commencing upon the completion of each prior Loan Commitment Period, as set forth in and subject to the terms and conditions of the Loan and Security Agreement.

b.       Section 3 Renewal of Loan Commitment Period; Termination of Loan of the Loan and Security Agreement is amended and restated in its entirety as follows:

3.       Renewal of Loan Commitment Period; Termination of Loan. Each Loan Commitment Period shall automatically renew for an additional Loan Commitment Period unless Borrower or Lender provides written notice of non-renewal at least sixty (60) days prior to the end of the current Loan Commitment Period. If Borrower elects to terminate the Loan at any time prior to February 27, 2020, or if an Event of Default accelerates payment of the Loan or terminates the right of Borrower to receive advances hereunder, Borrower shall pay Lender an early termination fee equal to the Monthly Minimum multiplied by the number of months, or portions thereof, remaining until February 27, 2020, which amount shall be due and payable in full upon the date of any such termination. In the event Borrower obtains proposed financing from a lender that does not qualify as Qualified Bank Financing to replace the Loan at any time prior to February 27, 2020, Borrower must provide at least sixty (60) days written notice of its intent to replace the Loan with such proposed financing, which notice shall itemize the material financial terms of such proposed financing. Lender may, within thirty (30) days of receipt of such notice, provide written notice to Borrower that Lender will match the material financial terms of such proposed financing whereupon Lender and Borrower shall amend the Loan Documents, as necessary, to match the material financial terms of such proposed financing and the Loan Documents shall remain in force.

         Notwithstanding the foregoing, so long as no Event of Default has occurred, if at any time after the first six (6) months from the date of this Loan and Security Agreement Borrower obtains Qualified Bank Financing or equity financing to replace the Loan, Lender shall waive the foregoing early termination fee so long as Borrower provides at least sixty (60) days written notice of its intent to replace the Loan with such Qualified Bank Financing or such equity financing. In addition to the foregoing and so long as no Event of Default has occurred, in the event Borrower requests Account Advances or Inventory Advances and any such requested advances would not cause the total, aggregate, principal amount of all outstanding Account Advances and Inventory Advances to exceed the formulas set forth in Section 2.6 Limitations on Advances and Lender, in exercising its discretion permitted herein, elects not to make any such requested advances for ten (10) consecutive Banking Business Days, then Borrower may immediately terminate the then current Loan Commitment Period and replace the Loan with alternative financing or otherwise repay in full all obligations owing hereunder and Lender shall waive the foregoing early termination fee.

         Upon any non-renewal or termination of the Loan, all other terms and provisions of this Loan and Security Agreement, including, without limitation, the security interests granted in favor of Lender, shall remain in full force and effect until all amounts owing to Lender hereunder have been finally paid in full.

3.       Representations and Warranties. Borrower affirms and again makes the representations and warranties set forth in Section 6 Representations and Warranties of the Loan and Security Agreement as of the date of this Amendment.

4.       Payment of Expenses and Attorneys’ Fees. Borrower shall pay all reasonable expenses of Lender related to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, all reasonable attorneys’ fees and legal expenses. Lender is authorized and directed to disburse a sufficient amount of funds under the Loan to pay these expenses in full.

5.       Loan Documents Remain in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Loan Documents remain in full force and effect. Borrower confirms that the security interests granted by the Loan Documents also secure the Loan and Security Agreement as amended by this Amendment.

6.       Borrower Covenants. Borrower covenants with Lender that Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Amendment.

7.       Release. Borrower and its successors and assigns hereby fully, finally, and forever release and discharge Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or in equity, that Borrower has or in the future may have, whether known or unknown, in respect of the Loan Documents, the Loan, or the actions or omissions of Lender in respect to the Loan Documents or the Loan and arising from events occurring prior to the date hereof.

8.       Authorization. Borrower represents and warrants that the execution, delivery, and performance by Borrower of this Amendment, and all agreements, documents, obligations, and transactions herein contemplated, have been duly authorized by all necessary corporate action on the part of Borrower and are not inconsistent with Borrower’s organizational documents or any resolution of the board of directors, members, managers, or other governing body of Borrower and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery hereof and thereof, this Amendment will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with its respective terms.

9.       Integrated Agreement; Amendment. This Amendment, together with the Loan and Security Agreement and the other Loan Documents, constitute the entire agreement and understanding between the parties hereto and supersede all other prior and contemporaneous agreements. This Amendment and the Loan and Security Agreement shall be read and interpreted together as one agreement and shall be governed by and construed in accordance with the laws of the State of Utah without regard to its conflict of laws principles. This Amendment shall be deemed to have been executed by the parties hereto in the State of Utah and may not be altered or amended except by written agreement signed by Lender and Borrower. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

Borrower acknowledges and agrees that this Amendment is a final expression of the agreement between Lender and Borrower and this Amendment may not be contradicted by evidence of any alleged oral agreement.

Dated: April 24 , 2019.
Month Day

SUMMIT FINANCIAL RESOURCES, L.P.

By: /s/ James Baugh
Name: James Baugh
Title: SVP-CCO

ALLIED HEALTHCARE PRODUCTS, INC.

By: /s/ Daniel C. Dunn
Name: Daniel C. Dunn
Title: V.P. Finance and Chief Financial Officer